Filed pursuant to Rule 497(e)
Registration Nos. 333-191807; 811-22899

October 10, 2014
Supplement to the
Prospectus and Statement of Additional Information
dated December 31, 2013, (as supplemented on
April 1, 2014 and September 19, 2014)

For

Capital Guardian Funds Trust

Adviser name and address change

Effective immediately, Capital Guardian Asset Management, LLC, the Adviser to Capital Guardian Funds Trust (the “Trust”), has changed its name to CG Asset Management, LLC (the “Adviser”).  In addition, the address for both the Adviser and the Trust has changed to the following:

733 Third Avenue, 24th Floor
New York, NY 10017

Additionally, CG Asset Management, LLC has moved its state of incorporation from North Carolina to Delaware.

Please contact the Trust at 1-855-460-2838 if you have any questions.

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Please retain this supplement for future reference.